UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 10, 2014

Date of Earliest Event Reported: October 7, 2014

Mid-Con Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(Address of principal executive offices)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

On October 14, 2014, Mid-Con Energy Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities Exchange Commission (the “SEC”) that disclosed the acquisition by the Partnership and Mid-Con Energy Properties, LLC’s (“Mid-Con Properties”), its wholly-owned subsidiary, from L.C.S. Production Company, SPA-PETCO, LP, SPA PETCO OSU, LLC, A.G. Hill Oil and Gas LP, and A.G. Hill Oil and Gas II LP (collectively the “Sellers”) of multiple oil properties located in Coke, Coleman, Fisher, Haskell, Jones, Kent, Nolan, Runnels, Stonewall, Taylor, and Tom Green Counties, Texas (the “Eastern Shelf Permian Properties”) for a purchase price of approximately $120 million, subject to customary post-closing purchase price adjustments (collectively, the “Acquisition”). The effective date of the Acquisition is September 1, 2014 and is anticipated to close in November 2014. In connection with the Acquisition, the Partnership has secured committed bank financing to support the purchase price.

This Current Report on Form 8-K/A (the “Form 8-K/A”) filed with the SEC by the Partnership amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments to the Initial Form 8-K are being made by this Form 8-K/A.

(a) Financial Statements of the Businesses to be Acquired.

The audited statements of revenues and direct operating expenses of the Eastern Shelf Permian Properties for the years ended December 31, 2013 and 2012, and the unaudited statements of revenues and direct operating expenses of the Eastern Shelf Permian Properties for the nine months ended September 30, 2014 and 2013, and the related notes thereto, are attached hereto as Exhibit 99.1.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 2014 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 and the related notes, showing the pro forma effects of the acquisition of the Eastern Shelf Permian Properties, are attached hereto as Exhibit 99.2

(d) Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Independent Certified Public Accountants.

99.1	Audited statements of revenues and direct operating expenses of the Eastern Shelf Permian Properties for the years ended December 31, 2013 and 2012 and the unaudited statements of revenues and direct operating expenses of the Eastern Shelf Permian Properties for the nine months ended September 30, 2014 and 2013, and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 2014 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013, and the related notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 10, 2014

Mid-Con Energy Partners, LP

By:	Mid-Con Energy GP, LLC,
its general partner

By:	/s/ Michael D. Peterson
Michael D. Peterson, Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Certified Public Accountants.

99.1	Audited statements of revenues and direct operating expenses of the Eastern Shelf Permian Properties for the years ended December 31, 2013 and 2012 and the unaudited statements of revenues and direct operating expenses of the Eastern Shelf Permian Properties for the nine months ended September 30, 2014 and 2013, and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 2014 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013, and the related notes thereto.

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